Supplement dated February 8, 2007

to the Class NAV and Class 1 shares Prospectuses for John Hancock Funds II

Dated December 31, 2006

International Small Company Fund

The International Small Company Fund (the “Fund”) currently invests, under normal market conditions, in equity securities of non-U.S. small companies of developed and emerging markets. At the Board of Trustees meeting to be held March 22-23, 2007, management will recommend to the Board that the investment policies of the Fund be amended to reduce the emphasis on investments in emerging market securities. In anticipation of this change in investment policy, the Fund will cease purchasing additional emerging market securities. However, the Fund may continue to hold any emerging market securities that are currently investments of the Fund or that the Fund may receive in connection with any issuer action.

JHFIIPS3